UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2013

FIRST FINANCIAL HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-17122	57-0866076
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2440 Mall Drive, Charleston, South Carolina		29406
(Address of principal executive offices)		(Zip Code)

(843) 529-5933
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01 Regulation FD Disclosure.

First Financial is furnishing management’s presentation materials, which will be used from time to time during visits with investors, analysts, and other interested parties. The full text of the presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The presentation is also available on First Financial’s website under the Investor Relations section at www.firstfinancialholdings.com.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Presentation, dated December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC.

Date: February 26, 2013	By:	/s/ Blaise B. Bettendorf
Blaise B. Bettendorf
	Its:	Executive Vice President and Chief Financial Officer

Exhibit No.	Description

Exhibit 99.1	Presentation, dated December 31, 2012